Capital management	12 Months Ended
Dec. 31, 2021
Text Block [Abstract]
Capital management
31. Capital management
For the purpose of the Group’s capital management, capital includes issued capital, share premium and all other equity reserves attributable to the equity holders of the parent. Refer to Note 22 and Note 23 for the quantitative disclosures of the Company’s share capital, share premium and other reserves.

The objective of capital management is to secure financial flexibility to maintain long-term business operations. The Group manages its capital structure and makes adjustments in light of changes in economic conditions. To maintain or adjust the capital structure, the Group may adjust the dividend payments to shareholders, return capital to shareholders or issue new shares or other financial instruments.
The Group has not paid any dividends since its incorporation. The Group expects to retain all earnings, if any, generated by operations for the development and growth of its business and does not anticipate paying any dividends to shareholders in the foreseeable future. The Group has secured financing for its operations through a senior debt bank facility, which is disclosed in Note 24.
No changes were made in the objectives for managing capital during the years ended December 31, 2021 and 2020.
Loan covenants
Under the terms of the senior debt bank facility, the Group is required to comply with financial covenants related to earnings before interest, taxes, depreciation and amortization (“EBITDA”), revenue and interest expenses:

1.	Group’s EBITDA margin ratio: calculated on a consolidated level as (EBITDA / Revenue) X 100.

2.	Group’s EBITDA: calculated on a consolidated basis.

3.	Interest coverage ratio: calculated on a consolidated basis as (Revenue / interest paid).
EBITDA margin thresholds are defined at the level of Allego B.V. as well, which are required to be met together with the aforementioned thresholds for the Group.
Breaching the requirements would cause a drawdown stop. Continuing breaches in the financial covenants would permit the bank to immediately call the debt. The Group may within twenty business days from the occurrence of a breach of the loan covenants provide a remedial plan setting out the actions, steps and/or measures (which may include a proposal for adjustments of the financial covenant levels) which are proposed to be implemented in order to remedy a breach of the loan covenants. In addition to the drawdown stop thresholds, a default status would occur if ratios would deteriorate further. This could lead to the loan to become immediately due and payable.
The Group has complied with these covenants throughout all reporting periods presented. The Group met its covenants that were determined based on the Dutch GAAP financial statements of the Company, as required by the terms and conditions of the senior debt bank facility. As the Group recently transitioned to IFRS, the loan covenants will need to be revisited with the lenders as per the facility agreement.
The target (drawdown stop) covenant ratios are determined based on a twelve-month running basis and are as follows:

Testing date of loan covenants	EBITDA margin	EBITDA	Interest coverage
December 31, 2020	-26.03%	-/- €18.4 million	11.26x
June 30, 2021	-13.12%	-/- €13.2 million	10.00x
December 31, 2021	-6.29%	-/- €8.2 million	10.50x
June 30, 2022	1.18%	Unconditional	11.80x
December 31, 2022	2.15%	Unconditional	12.78x
June 30, 2023	3.16%	Unconditional	14.19x
December 31, 2023	3.90%	Unconditional	15.48x
June 30, 2024	4.57%	Unconditional	17.06x
December 31, 2024	5.11%	Unconditional	18.77x
June 30, 2025	5.37%	Unconditional	21.60x
December 31, 2025	5.55%	Unconditional	24.21x

For the year ended December 31, 2021, the actual covenant ratios (based on Dutch GAAP) were as follows: EBITDA margin of 3.77% (2020: negative 25.84%), EBITDA of €3.6 million (2020: negative €15.3 million) and interest coverage ratio of 17.78x (2020: 16.20x).
In the preparation of its consolidated financial statements, the Group assessed whether information about the existence of the covenant and its terms is material information, considering both the consequences and the likelihood of a breach occurring. The consequences of a covenant breach have been described in this note. A covenant breach would affect the Group’s financial position and cash flows in a way that could reasonably be expected to influence the decisions of the primary users of these consolidated financial statements. The Group considered the likelihood of a breach occurring as higher than remote as the Group incurred losses during the first years of its operations, even though the Group has complied with these covenants throughout all reporting periods presented and expects to continue to meet financial covenants performance criteria.